UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 24, 2023 (April 20, 2023)

Silver bull resources, inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33125	91-1766677
(State or other jurisdiction of incoNevadarporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Dunsmuir Street, Suite 1605 Vancouver BC, Canada		V7Y 1K4
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	604-687-5800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2023, the board of directors of Silver Bull Resources, Inc. (“Silver Bull” or the “Company”) accepted the resignation of Darren Klinck as the President of the Company, and re-appointed the Company’s current Chief Executive Officer, Timothy Barry in the additional office of President of the Company.

Mr. Barry, 47, was appointed as Vice President – Exploration of Silver Bull in August 2010. Since March 2011, he has served as the Chief Executive Officer and a director of Silver Bull, and also served as President of Silver Bull from March 2011 until October 1, 2021. In addition, Mr. Barry has served as the Chief Executive Officer and a director of Arras Minerals Corp. (“Arras”) since February 5, 2021, and also served as President of Arras from February 5, 2021 to October 1, 2021. He is also currently a director of Torrent Gold Inc. (CSE: TGLD). Between 2006 and August 2010, Mr. Barry spent five years working as Chief Geologist in West and Central Africa for Dome Ventures Corporation (“Dome”). During this time, he managed all aspects of Dome’s exploration programs and oversaw corporate compliance for Dome’s various subsidiaries. Mr. Barry also served on Dome’s board of directors. In 2005, he worked as a project geologist in Mongolia for Entree Gold, a company that has a significant stake in the Oyu Tolgoi mine in Mongolia. Between 1998 and 2005, Mr. Barry worked as an exploration geologist for Ross River Minerals Inc. on its El Pulpo copper/gold project in Sinaloa, Mexico, for Canabrava Diamonds Corporation on its exploration programs in the James Bay lowlands in Ontario, Canada, and for Homestake Mining Company on its Plutonic Gold Mine in Western Australia. He has also worked as a mapping geologist for the Geological Survey of Canada in the Coast Mountains, and as a research assistant at the University of British Columbia, where he examined the potential of CO2 sequestration in Canada using ultramafic rocks. Mr. Barry received a Bachelor of Science degree from the University of Otago in Dundein, New Zealand and is a Chartered Professional Geologist (CPAusIMM). There are no family relationships between Mr. Barry and any director or executive officer of the Company.

There are no transactions between Mr. Barry and the Company that require disclosure pursuant to Item 404 of Regulation S-K, except for his spouse’s subscription for 319,000 units of the Company (the “Units”) at a price of US$0.47 per Unit in connection with the second tranche of a private placement of the Company completed on November 9, 2020. Each Unit consisted of one share of Silver Bull common stock and one-half of one common stock purchase warrant (each whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to acquire for US$0.59 in total one share of Silver Bull common stock and one common share of Arras, in each case until November 9, 2025.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 20, 2023, the Company held its annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, three proposals were submitted to the shareholders for approval as set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 28, 2023. As of the record date, February 23, 2023, a total of 35,055,652 shares of Silver Bull common stock were outstanding and entitled to vote. In total, 12,669,434 shares of Silver Bull common stock were present in person or represented by proxy at the Annual Meeting, which represented approximately 36.14% of the shares outstanding and entitled to vote as of the record date.

At the Annual Meeting, shareholders approved each of the three proposals that were submitted, (i) electing the slate of four persons to the Company’s Board of Directors, (ii) ratifying and approving Smythe LLP, Chartered Professional Accountants, as the Company’s independent registered public accounting firm, and (iii) approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers. In connection with each of the election of directors and the non-binding advisory vote on executive compensation, there were a total of 4,228,474 broker non-votes. The votes on the proposals were cast as set forth below:

1.                   Proposal No. 1 – Election of Directors. The shareholders elected the entire slate of directors presented to the shareholders. As a result, the Company’s Board of Directors consists of the four persons elected at the Annual Meeting.

Name	For	Withheld
Brian D. Edgar	8,309,550	131,410
Timothy T. Barry	8,319,507	121,453
David T. Underwood	8,328,566	112,394
William F. Matlack	8,338,181	102,779

2.                   Proposal No. 2 – Ratification and approval of the appointment of Smythe LLP, Chartered Professional Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2023.

For	Against	Abstain
12,597,725	62,217	9,492

3.                   Proposal No. 3 – Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

For	Against	Abstain
7,931,514	352,052	157,394

Item 7.01	Regulation FD Disclosure.

On April 24, 2023, the Company issued a press release regarding the Annual Meeting. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	News release, dated as of April 24, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silver Bull resources, inc.

Date: April 24, 2023	By:	/s/ Christopher Richards
	Name:	Christopher Richards
	Title:	Chief Financial Officer

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